UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2006


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-18267                 59-2501025
----------------------------       --------------------      -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


20 Ketchum Street, Westport, CT                                       06880
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:                (203) 226-4447
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

(b) Effective December 20, 2006, Stephan Carlquist resigned from the Board of Directors of NCT Group, Inc.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NCT GROUP, INC.


                                                   By:  /s/  Michael J. Parrella
                                                        ------------------------
                                                        Michael J. Parrella
                                                        Chairman and
                                                        Chief Executive Officer


Date:  December 27, 2006


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